John Hancock Funds II

Supplement dated February 24, 2010

to the Prospectus dated December 31, 2009

Alternative Asset Allocation Fund

MFC Global (U.S.A.) is the subadviser to the fund. Senior officers of the Adviser serve as portfolio managers of the fund in their capacities as officers of the subadviser and make use of resources of the subadviser in performing these functions. Effective January 1, 2010, these persons serve as portfolio managers to the fund replacing the previously existing portfolio manager.  For more information about the portfolio managers, including information about their compensation, other accounts they manage and any investments they may have in the funds, see the SAI.

Bruce Speca

•         Portfolio manager of the fund since 2010

•         Chief Investment Officer and Executive Vice President, the Adviser

•         Vice President and Portfolio Manager, MFC Global (U.S.A.)

•         Joined the Adviser in 2003 and MFC Global (U.S.A.) in 2009

Bob Boyda

•         Portfolio manager of the fund since 2010

•         Senior Vice President, the Adviser

•         Vice President and Portfolio Manager, MFC Global (U.S.A.)

•         Joined the Adviser in 1997 and MFC Global (U.S.A.) in 2009

Steve Medina

•         Portfolio manager of the fund since 2010

•         Senior Vice President, the Adviser

•         Vice President and Portfolio Manager, MFC Global (U.S.A.)

•         Joined the Adviser in 1998 and MFC Global (U.S.A) in 2009